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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) August 2, 2002 (July 31, 2002)


                               GLOBIX CORPORATION
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               (Exact name of registrant as specified in charter)


              Delaware                 1-14168             13-3781263
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        (State or other juris-       (Commission         (IRS Employer
       diction of Incorporation)     File number)      Identification No.)


      139 Centre Street, New York, New York             10013
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      (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (212) 334-8500
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          (Former Name or Former Address, if Changed Since Last Report)




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             Item 4. Changes in Registrant's Certifying Accountant.

On July 31, 2002, we dismissed our independent public accountants, Arthur Andersen LLP ("Andersen"), and engaged PricewaterhouseCoopers LLP ("PwC") as our new independent public accountants. This change was approved by our Board of Directors, upon the recommendation of the Audit Committee of our Board of Directors. PwC will review our financial statements for the quarter ended June 30, 2002 that will be included in our Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission by no later than August 14, 2002.

The audit reports issued by Andersen on our consolidated financial statements for the years ended September 30, 2001 and September 30, 2000, did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified, as to audit scope or accounting principles. The audit report for year ended September 30, 2001 contained a going concern modification. The audit report for the year ended September 30, 2000 was not modified as to any uncertainty.

During our two most recent fiscal years ended September 30, 2001 and September 30, 2000, and the subsequent interim period from October 1, 2001 through our dismissal of Andersen on July 31, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Andersen with a copy of the foregoing disclosures and, after reasonable efforts to obtain a letter from Andersen to the Securities and Exchange Commission confirming its agreement with these disclosures, we have not yet received any such letter. Consequently, in accordance with temporary Item 304T of Regulation S-K, no such letter from Andersen is included with this filing.

During the fiscal years ended September 30, 2001 and September 30, 2000 and through July 31, 2002, we did not consult with PwC with respect to the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or events described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Globix Corporation

Dated:  August 2, 2002                 By:  /s/ Shawn P. Brosnan
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                                           Shawn P. Brosnan
                                           Senior Vice President and
                                           Corporate Controller